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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8 - K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 3, 2002
                                 Date of Report

                           AVERY DENNISON CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                       1-7685                95-1492269
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

             150 N. Orange Grove Boulevard                       91103
                  Pasadena, California                        (Zip Code)
       (Address of principal executive offices)



       Registrant's Telephone Number, including area code: (626) 304-2000

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Item 2. Acquisition of Assets

        (a) and (b)

        The Company announced that it has completed its acquisition of Jackstadt GmbH as set forth in Exhibit 99. The Company also incorporates by reference its Form 8-K filed on September 7, 2001.

Item 7. Financial Statements and Exhibits

        (a) and (b) are not applicable.

        (c) Plan of acquisition is attached as Exhibit 2.


                SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements contained in the Company's news release constitute "forward looking statements" under the Private Securities Litigation Reform Act. These statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to price and availability of raw materials, foreign exchange rates, worldwide and local economic conditions, successful integration of acquired companies, financial condition of customers, fluctuations in demand affecting sales to customers and other matters referred to in the Company's SEC filings.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2002.

                                    AVERY DENNISON CORPORATION



                                    By: /s/ Daniel R. O'Bryant
                                        -----------------------------------
                                        Name: Daniel R. O'Bryant
                                        Title: Senior Vice President, Finance
                                               and Chief Financial Officer

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                                  EXHIBIT LIST

Exhibit No.         Description
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99                  News release dated May 17, 2002.

 2                  Share purchase agreement dated September 6, 2001.